SCHEDULE 14C INFORMATION

               Information Statement Pursuant to Section 14(c) of
                      the Securities Exchange Act of 1934

Check  the  appropriate  box:

/ /  Preliminary Information Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

/x /  Definitive Information Statement

                          InterCare DX, Inc.
                          ---------------------------
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

     (1) Title of each class of securities to which transaction applies:

     (2)  Aggregate  number  of  securities  to  which  transaction  applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed  maximum  aggregate  value  of  transaction:

     (5)  Total  fee  paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount  Previously  Paid:
     (2)  Form,  Schedule  or  Registration  Statement  No.:
     (3)  Filing  Party:
     (4)  Date  Filed:

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                                InterCare DX, Inc.
                              6201 Bristol Parkway
                             Culver City, California 90230

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        To be held on March 10, 2007

To  the  stockholders  of  InterCare DX,  Inc.:

Notice is hereby given of a special meeting of shareholders of InterCare DX, Inc. (the "Company" or "InterCare") to be held on March 10, 2007 at 1 P.M. P.S.T. at the Company's office at 6201 Bristol Parkway, Culver City California for the following purposes:
1. To re-elect three members of the Company's Board of Directors to serve for a one-year term

2. To consider and vote upon a proposal to re-approve the Company's 2001 Joint Incentive and Non-Qualified Stock Option Plan for the 2007 fiscal year,

3. To ratify the appointment of Pollard-Kelly Auditing Services, Inc., as our Independent registered public accounting firm for the fiscal year ended December 31,2006; and

4. To transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.


     Common stockholders of record on the close of business on, December 31 2006 are entitled to notice of the meeting. All stockholders are cordially invited to attend the meeting in person , however the majority shareholder does not need your vote to effect the changes above.

                                     By  Order  of  the  Board  of  Directors,

                                     /s/  Anthony C. Dike, MD
                                     -------------------------
                                     Anthony C. Dike, MD
                                     Chairman of the Board of Directors
March 3   ,  2007
---------

                                InterCare  DX,  Inc.
                               6201 Bristol Parkway
                          Culver City, California 90230



                             INFORMATION STATEMENT
                              March 3, 2007
                                -------

     This Information Statement is furnished by the Board of Directors of The InterCare DX, Inc. (the "Company" and "InterCare") to provide notice of a Special Meeting of Stockholders of the Company which will be held on March 10, 2007 at 1 P.M.P.S.T. at the Company's corporate offices at 6201 Bristol Parkway, Culver City, California (the "Meeting").

     The  record  date  for  determining  stockholders  entitled to receive this
Information Statement has been established as the close of business on December 31, 2006 (the "Record Date"). This Information Statement will be first mailed on or about March 5, 2007 to stockholders of record at the close of business on the Record Date. As of the Record Date, there were 19,903,902 shares
                                                               ---------
of the Company's Common Stock outstanding and 20,000,000 shares of the Company's preferred stock outstanding. The holders of all outstanding shares of Common Stock are entitled to one vote per share of Common Stock registered in their names on the books of the Company at the close of business on the Record Date

     The presence at the special meeting of the holders of a majority of the outstanding shares of stock entitled to vote at the special meeting are necessary to constitute a quorum. The Board of Directors is not aware of any matters that are expected to come before the special meeting other than the matters referred to in this Information Statement.

     The matters scheduled to come before the special meeting require the approval of a majority of the votes cast at the special meeting. Our Chief Executive Officer and Director, Anthony C. Dike (our "Majority Shareholder"), beneficially owned 15,402,600 shares of common stock, or 71% of our
                                                                  ------
outstanding common stock as of the Record Date, which allows him to vote in aggregate 15,402,600 voting shares, based on 19,903,902 total voting shares outstanding as of the Record Date, and will therefore be able to approve the matters presented in this Information Statement. The Company is not soliciting your vote as the Majority Shareholder already has the vote in hand.

          WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT
                              TO SEND US A PROXY.

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                            PROPOSAL NUMBER 1
                        ELECTION  OF  DIRECTORS

The Company's Bylaws provide that the number of directors constituting the Company's Board of Directors shall be fixed by the Board of Directors, provided that the number of directors shall not be fewer than one nor more than nine. The Board of Directors has fixed at five the number of directors that will constitute the Board. Each director elected at the meeting will serve until his or her term expires and until his or her successor has been duly elected and qualified. The following members of the board of directors:
Donald Stanford, Wesley Bradford, MD, and Jude Uwaezuoke will be voted for by the Majority of Our Shareholders, absent contrary instructions.

         The Board of Directors has no reason to believe that any nominee will refuse to act or be unable to accept election; however, in the event that a nominee for director is unable to accept election or if any other unforeseen contingency arises, proxies will be voted for the remaining nominees, if any, and for such other person as may be designated by the Board of Directors, unless it is directed by a proxy to do otherwise.

         Certain information concerning the nominees for election as directors is as follows:

Name                                Age   Title

Jude  Uwaezuoke                      62    Director
Donald Stanford                      56    Director
Wesley  Bradford                     66    Director

      Jude Uwaezuoke, who has over 15 years of administrative, marketing and financial management experience, is president of Speedy-Care Medical Distributors (Inglewood, Calif.), a privately held durable medical equipment retailer. Currently in his third year of study at West Los Angeles
University  Law   School,  Uwaezuoke  received   a   BS  from  California  State
University  Dominguez  Hills  and  an  MBA  from  West  Coast  University.

      Dr. Bradford, a graduate of New York University School of Medicine is Medical Director of Capnet IPA (Los Angeles). Since 1982, has served on the Clinical faculty in family medicine at Harbor-UCLA Medical Center since 1982. He is co-author of a pharmaceutical proposal that helps the center save over $1 million annually. In conjunction with his humanitarian work as a member of the Rotarian Polio-Corrective Surgery Team for Crippled Children, he has worked toward bettering the lives of crippled children in both Uganda and India. In 1987 he co-founded a medical group in Torrance, Calif. Bradford, who has a Masters Degree in public health from UCLA and an MBA from Cal State Long Beach, is a Fellow of the American Academy of Family Physicians since 1980. He has a special academic interest in electronic medical record systems has served as a consultant to the state, county and municipal governments in the areas of electronic death registration system development, primary care case management, and health care access. Dr. Bradford has not held any position in a reporting public company during the last five years.

       Mr. Stanford is a seasoned executive who has spent the last 23 years in Senior Management of a successful technology company that has enjoyed considerable success in growth, industry leadership and creating value for its shareholders. He possesses the rare combination of technology skills, hands-on P&L expertise, corporate leadership and customer communications with the ability to work in a team environment and achieve extraordinary results under challenging conditions.

He was formerly the Senior Vice President and Chief Technology officer of GTECH Holdings, Inc., a multi-national information technology company. During his twenty-two years with GTECH, the Company has grown from a market share of 5% and sales of less than $1 million to a dominant worldwide market share of 70% and sales in excess of $1 billion as of the end of 2002. The Company has been consistently profitable and has been the driving force in the last decade in the development and installation of on-line lottery systems in North America, Europe, South America, Africa and Asia, and employs over 4,500 people worldwide. As an important factor in this success, Mr. Stanford has traveled extensively and collaborated with a large number of domestic and international customers and partners.

Mr. Stanford earned a Bachelor of Arts in International Relations in 1972 and a Master's in Computer Science/Applied Math in 1977 from Brown University. He has recently been appointed Adjunct Professor of Computer Science at Brown University and in 1999 received the Black Engineer of the Year Award for Professional Achievement.

The election of the nominees requires the affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting and entitled to vote thereon.

The business of the Company is managed under the direction of the Board. The Board presently consists of four directors, three of which are outside members and two are officers of the Company. The Board members will serve until their successors are elected at the 2008 Annual Meeting, unless they earlier resign or are removed as provided in the Bylaws.

Term  and  Classification  of  Board  of  Directors

The Board of Directors has determined that there will be two Class of Directors and the full Board shall consist of five directors. Class A
Directors are elected every three years and Class B Directors are elected each year for one-year term. The stockholders will elect four Class B directors for the coming year.

                        REPORT  OF  THE  BOARD  OF  DIRECTORS

The Board of Directors, which consists of four directors, three of which are outside members and one is an officer of the Company, establishes the general compensation policies of the Company and the compensation plans and specific compensation levels for executive officers.

The Company's objective is to ensure that executive compensation be directly linked to ongoing improvement in corporate performance and increasing shareholder value. The following objectives are guidelines for compensation decisions:

Job  Classification.

The Company assigns a job grade to each salaries position, and each job grade has a salary range, which is based on national salary surveys. These salary ranges are reviewed annually to determine parity with national compensation trends, and to ensure that the Company maintains a competitive compensation structure.

Competitive  Salary  Base.

Actual salaries are based on individual performance contributions within a competitive salary range for each position established through job evaluation and market comparisons. The salary of each corporate officer is reviewed annually by the Board of Directors. As of this writing, Anthony C. Dike, MD has not received any monetary compensation from the Corporation, he has elected to be compensated in Company's stock and stock options, until such a time the Company can afford to pay him salary.


Stock  Option  Programs.

The purposes of the Company's ESOP and SOP are to provide additional incentives to employees to work to maximize shareholder value. The ESOP is open to all full-time employees of the Company and the SOP is open to
participation  by  key  employees   and  other  persons  as  determined  by  the
Board, based upon a subjective evaluation of the key employee's ability to influence the Company's long-term growth and profitability. Stock options under the ESOP may be granted at the current market price at the time of the grant or under the SOP at prices as determined by the Board. With specific reference to the Chief Executive Officer, the Board attempts to exercise great latitude in setting salary and bonus levels and granting stock options. Philosophically, the Board attempts to relate executive compensation to those variables over which the individual executive generally has control. The Chief Executive Officer has the primary responsibility for improving shareholder value for the whole Company.

The Board believes that it's objectives of linking executive compensation to corporate performance results in alignment of compensation with corporate goals and shareholder interest. When performance goals are met or exceeded, shareholders' value is increased and executives are rewarded commensurately. The Board believes that compensation levels during 2003/2004 adequately reflect the Company's compensation goals and policies. In 1993, the Internal Revenue Code was amended to add section 162(m), which generally disallows a tax deduction for compensation paid to a company's senior executive officers in excess of $1 million per person in any year. Excluded from the $1 million limitation is compensation which meets pre-established performance criteria or results from the exercise of stock options which meet certain criteria. While the Company generally intends to qualify payment of compensation under section 162(m), the Company reserves the right to pay compensation to its executives from time to time that may not be tax deductible.

The Company will compensate the members of the Board of Directors for each meeting he/she attends, in the amount of $250 cash or equivalent in the form of the Company's Common Stock at the fair market value.

COMMITTEES  OF  THE  BOARD  OF  DIRECTORS

FUNCTIONS  OF  COMMITTEES

AUDIT  AND  ETHICS  COMMITTEE:

       - Has general powers relating to accounting disclosure and auditing matters;
       - Recommends the selection and monitors the independence of our independent auditors;
       -  Reviews  the  scope  and  timing  of  the  independent auditors' work;
       - Reviews the financial accounting and reporting policies and principles appropriate for the Corporation, and recommendations to improve existing practices;
       - Reviews the financial statements to be included in the Corporation's Annual Report on Form 10-KSB
       - Reviews accounting and financial reporting issues, including the adequacy of disclosures;
       -  Monitors compliance with the Code of Ethics and Standards  of Conduct;
       -  Reviews and resolves all matters presented to it by our Ethics office;
       - Reviews and monitors the adequacy of our policies and procedures, and the organizational structure for ensuring general compliance with environmental, health and safety laws and regulations;
       - Reviews with the General Counsel the status of pending claims, litigation and other legal matters;
       - Meets separately and independently with the Chief Financial officer, Internal Audit and our independent auditors.

It  is  composed  of  Messrs. Bradford,  Uwaezuoke  and  Anthony C. Dike

EXECUTIVE  COMMITTEE:

         The Executive Committee may exercise the power of the Board of Directors in the management of the business and affairs of the Corporation at any time when the Board of Directors is not in session. The Executive Committee shall, however, be subject to the specific direction of the Board of Directors and all actions must be by unanimous vote. It is composed of Messrs. Dike, Bradford, and Jude Uwaezoke

Meetings  of  the  Board  of  Directors

During the fiscal year ended December 31, 2006, the Company's Board of Directors acted four times by a unanimous written consent in lieu of a meeting. Each member of the Board participated in each action of the Board.

AUDIT  AND  ETHICS  COMMITTEE  REPORT

Management has the primary responsibility for the financial reporting process and the audited consolidated financial statements, including the systems of
internal controls. The  Corporation's   independent  auditor,  Pollard-Kelly
Auditing Services, Inc., is  responsible for expressing  an  opinion   on
the quality and conformity of consolidated financial statements with accounting principles generally accepted in the United States. In our capacity as members of the Audit and Ethics Committee and on behalf of the Board of Directors, we oversee the Corporation's financial reporting process and monitor compliance with its Code of Ethics and Business Conduct.
The   Audit  Committee  has adopted  a  written charter, which has been approved by the Board of Directors.

                   Members  of  the  Audit  and  Ethics  Committee:

Mr.  Uwaezuoke  Chairman
Dr.  Anthony C. Dike
Dr.  Wesley  Bradford

Scientific  Advisory  Board

Duties  and  Functions

Members  of  InterCare  DX,  Inc.  clinical  advisory  board  will  assist  the company in updating its knowledge-based clinical content and develop clinical guidelines, pathways and protocols. Additionally, the advisory board, working with program developers and management, will review programmatic issues relating to compliance with appropriate regulatory authorities. They will also serve on InterCare's Speakers Bureau regarding practical, clinical issues relating to InterCare Vascular Diagnostic Center, the Non-invasive Vascular Laboratory recently introduced Into the market by the Company for the purposes of commercialization and
ICE(tm),  the  company's scalable   healthcare  software  solution.  ICE  is
specifically  designed  to effect   cost-effective   integration   of  all
aspects   of  the  healthcare enterprise  through documentation,  information tracking and error reduction that supports patient safety and greater efficiency among healthcare providers. This panel will be expanded in future to include experts from different healthcare profession.

Members  of  the  Clinical  Advisory  Board

Professor Emeritus Jeffrey Raines, professional experience includes over forty years in academia, having received a Doctorate degree in Mechanical Engineering from Massachusetts Institute of Technology and Doctorate degree in Medicine Harvard Medical School under an NIH MD/PhD Training Fellowship in 1972. He has An extensive formal education in the areas of clinical cardiovascular medicine With surgical exposure, engineering and research. He is a Fellow of American College of Cardiology. He has published extensively in the areas of Cardiovascular Medicine. He most recently retired as a Professor of Surgery From the University of Miami, Florida, USA.

Dr.  Wesley  Bradford, a graduate of New York  University School of Medicine, is
Medical   Director  of  Capnet  IPA  (Los  Angeles).   He  has   served  on  the
clinical faculty in family medicine at Harbor-UCLA Medical Center since 1982. He was co-author of a pharmaceutical proposal that helps the center save over $1 million annually. He has done humanitarian work in both Uganda
and   India   as  a  member   of  an  international  Rotarian  Polio-Corrective
Surgery   Team  for  Crippled   Children,   bettering  the  lives  of  crippled
children  there.  In  1987  he   co-founded   a  medical  group  in   Torrance,
California.  Bradford,   who  has  a  Masters  Degree  in  public  health  from
UCLA   and  an   MBA  from  Cal   State Long  Beach,  has  been a Fellow of the
American   Academy   of   Family  Physicians  since  1980.  He  has  a  special
academic   interest  in  electronic  medical record  systems, and has served as
a  consultant  to  the  state   and   county   governments  in  the   areas  of
electronic   death   registration  system   development,   primary   care  case
management,  and  health  care  access.

Dr. Wignes Warren, an assistant clinical professor of pediatrics at the University of Southern California, is licensed to practice medicine in the states of California, New York , and holds current medical practice licenses with the Ceylon Medical Council and the United Kingdom. He received an MD with honors from the University of Sri Lanka and served as the Chief Resident of Methodist Hospital (New York City) after serving internships at General Hospital and Children's Hospital in Colombo, Sri Lanka. He is a Fellow of the American Academy of Pediatrics. Certified by the American Board of Managed Care Medicine, the American Board of
Quality Assurance and Utilization Review Physicians, and the American Board of Forensic Medicine, Dr. Warren is currently a member of the Peer Review Committee of Blue Shield of California.

Anthony C. Dike, MD, our Chairman, Chief Executive Officer, Secretary and a director. Dr. Dike has been the Chairman of the Board, CEO and President of the Company since August, 1999. Anthony C. Dike, a physician by training and an entrepreneur that has funded and developed various start-up high technology businesses from inception to fruition through his private
Investment  Firm,  MMG  Investments  Inc.,  a  California  corporation.

He  is  the  founder  of  CGI  Communications  Services,  Inc.  He  also is  the founder of the registrant formerly known as Intercare Diagnostics, Inc., a United States Food and Drug Administration (USFDA) registered Bio-Medical Software Manufacturing Company, with over 5 Multimedia healthcare related
software   programs   in   the   market.  He  also  pioneered  the  design  and
development of the Mirage Systems Biofeedback Software Program, the first United States Food and Drug Administration approved software only for Biofeedback and Relaxation Training. He is also the founder of Capnet IPA, and Meridian Health Systems, Inc. Anthony C. Dike, MD, is also a member of the peer-review standing panel for United States Department of Education National Institute for Disability and Rehabilitation Research. He has served as a consultant to United Nations Development Project-Sustainable Human Development Program. He most recently pioneered the design and development of "InterCare Clinical Explorer (ICE)", a scalable software application specifically designed to effect cost-effective integration of all aspects of the healthcare enterprise through documentation, information tracking and error reduction that supports patient safety and greater efficiency among healthcare providers.

Executive  Officers

The  executive  officers  of  the  Company  are  as  follows:
Anthony  C.  Dike,     Chairman/CEO

                             EXECUTIVE  COMPENSATION

The table below shows information concerning the annual and long-term compensation for services in all capacities to the Company for the Chief Executive Officer and other full-time employee executive officers of the
Company:

                               Annual Compensation

<CAPTION
Name             Year     Salary         Bonus      Stock Option  All Other Compensation
                                                                    (Common Stock)
Anthony C. Dike (1) 2006     $0               0         100,000            0

1. As of December 31, 2006, Anthony C. Dike has not received any salary from the registrant, and has deferred such payment until the registrant can afford to pay after meeting all other obligations.

Indemnification

         The Company's Certificate of Incorporation eliminates or limits the personal financial liability of the Company's directors, except in situations where there has been a breach of the duty of loyalty, failure to act in good faith, intentional misconduct or knowing violation of the law. In addition, the

Company's by-laws include provisions to indemnify its officers and directors and other persons against expenses, judgments, fines and amounts paid in settlement in connection with threatened, pending or completed suits or proceedings against such persons by reason of serving or having served as officers, directors or in other capacities, except in relation to matters with respect to which such persons shall be determined to have acted not in good faith, unlawfully or not in the best interest of the Company.

         INSOFAR AS INDEMNIFICATION FOR LIABILITIES ARISING UNDER THE SECURITIES ACT OF 1933 MAY BE PERMITTED TO DIRECTORS, OFFICERS OR PERSONS CONTROLLING THE COMPANY PURSUANT TO THE FOREGOING PROVISIONS, THE COMPANY HAS BEEN INFORMED THAT IN THE OPINION OF THE SECURITIES AND EXCHANGE COMMISSION, SUCH INDEMNIFICATION IS AGAINST PUBLIC POLICY AS EXPRESSED IN THE ACT AND IS THEREFORE UNENFORCEABLE. Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of equity securities of the Company with the Securities and Exchange Commission ("SEC"). Such persons also are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on review of the copies of such forms that were furnished to the Company and representations that no other reports were required, during the fiscal year ended December 31, 2006, the Company's officers, directors and greater than 10% stockholders complied with all filing requirements under Section 16(a) applicable to such persons.

                             MARKET  FOR  COMMON  STOCK

The Company's Common Stock is traded on the Bulletin Board maintained by the National Association of Securities Dealers, Inc. under the symbol "ICCO." The price range of the Company's Common Stock has varied significantly in the past months ranging from a high bid of $.20 and a low bid of $0.02 per share. The above prices represent inter-dealer quotations without retail mark-up, mark-down or commission, and may not necessarily represent actual transactions.

                      OUTSTANDING  SHARES  AND  VOTING  RIGHTS

         The Board of Directors has set the close of business on December 31, 2006 as the record date (the "Record Date") for determining stockholders of the Company entitled to notice of and to vote at the Meeting. As of the record date, 19,613,902 shares of Common Stock were issued and outstanding, all of which are entitled to be voted at the meeting. Each share of Common Stock is entitled to one vote on all matters to be acted upon at the Meeting, and neither the Company's Certificate of Incorporation nor its Bylaws provides for cumulative voting rights.

         The attendance, in person, of the holders of a majority of the shares of Common Stock entitled to vote at the meeting is necessary to constitute a quorum. The affirmative vote of a plurality of the shares of Common Stock present and voting at the meeting is required for the election of Directors. The affirmative vote of a majority of the outstanding shares of Common Stock present and voting at the meeting is required to pass upon the proposals to ratify the appointment of Pollard-Kelly Auditing Services, Inc., as the Company's independent certified public accountant for the fiscal year ending December 31, 2006; and to consider and vote upon a proposal to re-approve the Company's 2001 Joint Incentive and Non-Qualified Stock Option Plan for the 2007 fiscal year.

         As of the Record Date, the directors of the Company owned in the aggregate 15,802,600 shares of Common Stock constituting approximately 80% of the outstanding shares of Common Stock entitled to vote at the Meeting. The directors have advised the Company that they intend to vote all of their shares in favor of each of the proposals to be presented at the Meeting.

IS  THE  COMPANY  ASKING  FOR  MY  PROXY?

    Our  Majority  Shareholder  will  ratify the appointment of Messers:

Jude Uwaezuoke, Wesley Bradford and Donald Stanford as the nominee for
Class B Directors for the next fiscal year or until there successors are appointed and ratified. Therefore, the Company is not asking for your proxy, and the Company requests that you do not send a proxy, as no further shareholder approval is either required or sought.


THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE FOR ELECTION OF THE NOMINEES AS THE MEMBERS OF THE BOARD OF DIRECTORS FOR THE YEAR 2007



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                                            10
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                                PROPOSAL NO. 2
                RATIFY THE COMPANY'S 2007 STOCK INCENTIVE PLAN

WHAT ARE THE MAJORITY SHAREHOLDERS RATIFYING?

     On February 5, 2007, the Company's Board of Directors adopted, subject to The approval of our majority shareholders, the Company's 2007 Stock Incentive Plan (the "Plan") in a form substantially similar to the attached Appendix B. At the special meeting, our Majority Shareholders will ratify the adoption of the Plan.

The  following  is  a  summary  of  the  material  features  of  the  Plan:

WHAT  IS  THE  PURPOSE  OF  THE  PLAN?

     The Plan is intended to secure for the Company the benefits arising from ownership of the Company's common stock by the employees, officers, Directors and consultants of the Company, all of whom are and will be responsible for the Company's future growth. The Plan is designed to help attract and retain for the Company, personnel of superior ability for positions of exceptional responsibility, to reward employees, officers, Directors and consultants for their services to the Company and to motivate such individuals through added incentives to further contribute to the success of the Company.

WHO  IS  ELIGIBLE  TO  PARTICIPATE  IN  THE  PLAN?

     The Plan will provide an opportunity for any employee, officer, Director or consultant of the Company, except for instances where services are in connection with the offer or sale of securities in a capital-raising transaction, or they directly or indirectly promote or maintain a market for the Company's securities, subject to any other limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) stock awards; (v) shares in performance of services; or (vi) any combination of the foregoing. In making such determinations, the Board of Directors may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company's success, and such other factors as the Board of Directors in its discretion shall deem relevant.

WHO  WILL  ADMINISTER  THE  PLAN?

     The Plan shall be administered by the Board of Directors of the Company. The Board shall have the exclusive right to interpret and construe the Plan, to select the eligible persons who shall receive an award, and to act in all matters pertaining to the grant of an award and the determination and interpretation of the provisions of the related award agreement, including, without limitation, the determination of the number of shares subject to stock options and the option period(s) and option price(s) thereof, the number of shares of restricted stock or shares subject to stock awards or performance shares subject to an award, the vesting periods (if any) and the form, terms, conditions and duration of each award, and any amendment thereof consistent with the provisions of the Plan.


HOW  MUCH  COMMON  STOCK  IS  SUBJECT  TO  THE  PLAN?

     Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of Common Stock, or a reorganization or reclassification of the Company's common stock, the maximum aggregate number of shares of common stock which may be issued pursuant to awards under the Plan is Five Million (5,000,000) shares. Such shares of Common Stock shall be made available from the authorized and unissued shares of the Company.

WHAT IS THE EXERCISE PRICE AND EXPIRATION DATE OF OPTIONS AND AWARDS UNDER THE PLAN?

     The Board of Directors, in its sole discretion, shall determine the exercise price of any Options granted under the Plan which exercise price shall be set forth in the agreement evidencing the Option, provided however that a no time shall the exercise price be less than the $0.001 par value per share of the Company's common stock. Additionally, the Board of Directors has sole discretion over the authorization of any stock awards.

WHAT EQUITABLE ADJUSTMENTS WILL BE MADE IN THE EVENT OF CERTAIN CORPORATE TRANSACTIONS?

Upon  the  occurrence  of:

     (i) the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation;

     (ii) the approval by the Board of Directors of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all the assets of the Company; or

     (iii) in the absence of a prior expression of approval by the Board of Directors, the acquisition of more than 20% of the Company's voting capital stock by any person within the meaning of Rule 13d-3 under the Act (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company);

and unless otherwise provided in the award agreement with respect to a particular award, all outstanding stock options shall become immediately exercisable in full, subject to any appropriate adjustments, and shall remain exercisable for the remaining option period, regardless of any provision in the related award agreement limiting the ability to exercise such stock option or any portion thereof for any length of time. All outstanding performance shares with respect to which the applicable performance period has not been completed shall be paid out as soon as practicable; and all outstanding shares of restricted stock with respect to which the restrictions have not lapsed shall be deemed vested, and all such restrictions shall be deemed lapsed and the restriction period ended.


     Additionally, after the merger of one or more corporations into the Company, any merger of the Company into another corporation, any consolidation of the Company and one or more corporations, or any other corporate reorganization of any form involving the Company as a party thereto and involving any exchange, conversion, adjustment or other modification of the outstanding shares of the common stock, each participant shall, at no additional cost, be entitled, upon any exercise of such participant's stock option, to receive, in lieu of the number of shares as to which such stock option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such participant would have been entitled to pursuant to the terms of the agreement of merger or consolidation or reorganization, if at the time of such merger or consolidation or reorganization, such participant had been a holder of record of a number of shares of common stock equal to the number of shares as to which such stock option shall then be so exercised.

WHAT  HAPPENS  TO OPTIONS UPON TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIPS?

     The incentive stock options shall lapse and cease to be exercisable upon a the termination of service of an employee or director as defined in the Plan, or within such period following a termination of service as shall have been determined by the Board and set forth in the related award agreement; provided, further, that such period shall not exceed the period of time ending on the date three (3) months following a termination of service.

MAY  THE  PLAN  BE  MODIFIED,  AMENDED  OR  TERMINATED?

     The Board of Directors may adopt, establish, amend and rescind such rules, regulations and procedures as it may deem appropriate for the proper administration of the Plan, make all other determinations which are, in the Board's judgment, necessary or desirable for the proper administration of the Plan, amend the Plan or a stock award as provided in Stock Option agreement.

     The description of the Plan is qualified in all respects by the actual provisions of the Plan, which is attached to this information statement as Appendix 99.1.

IS  THE  COMPANY  ASKING  FOR  MY  PROXY?

     Our Majority Shareholder will ratify the adoption of the 2007 Stock Incentive Plan covering Five Million (5,000,000) shares of our Common
Stock. Therefore, the Company is not asking for your proxy, and the Company requests that you do not send a proxy, as no further shareholder approval is either required or sought.

      A MAJORITY OF THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR RATIFYING THE
                      COMPANY'S 2007 STOCK INCENTIVE PLAN.

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                                            13

                                    PROPOSAL NUMBER 3

PROPOSAL TO RATIFY THE REAPPOINTMENT  OF  POLLARD-KELLY AUDITING SERVICES, INC.
          AS  INDEPENDENT  CERTIFIED  PUBLIC  ACCOUNTANTS

INFORMATION  REGARDING  OUR  CERTIFIED  PUBLIC  ACCOUNTANT

The Board of Directors has appointed the firm of POLLARD-KELLY AUDITING SERVICES Inc.,as the independent registered public accounting firm of the Company for the year ending December 31, 2006, subject to ratification of the appointment by the Company's stockholders. A representative of Pollard-Kelly Auditing Services Inc., is not expected to attend the special meeting.

     Effective November 8, 2006, the client auditor relationship between InterCare DX, Inc. (the "Company") and Madsen Associates CPAs, Inc., Certified Public Accountants, ("MADSEN") ceased as the former accountant was dismissed. Effective November 8, 2006, the Company engaged Chang Park
Certified Public Accountant ("Park") as its principal independent public Accountant for the quarter ended September 30, 2006, the later was not approved by the Majority Shareholder for the 2006 annual audit, and on February 5, 2007 the Board of Directors approved Pollard-Kelly Auditing Services Inc., as the Certified Public Accountants for the fiscal year ended December 31, 2006. The decision to change accountants was recommended and approved by the Company's Board of Directors effective February 5, 2007.

     Madsens interim period reports on the financial statements of the Company, including the interim period up to and including the date the relationship with Madsen ceased, did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles except for concerns about the Company's ability to continue as a going concern.

     Also, Parks interim period reports on the financial statements of the Company, including the interim period up to and including the date the relationship with Park ceased, did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles except for concerns about the Company's ability to continue as a going concern.


     In connection with interim period reports, including the interim period up to and including the date the relationship with Messers Madsen and Parks ceased, there were no disagreements between Messers Madsen and Parks and the Company on a matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Messers Madsen and Parks would have caused Messers Madsen and Parks to make reference to the subject matter of the disagreement in connection with its report on the Company's financial statements.

     There have been no reportable events as provided in Item 304(a)(iv)(B) of Regulation S-B during the Company's fiscal year ended December 31, 2006 and December 31, 2005, and any later interim period, including the interim period up to and including the date the relationship with Madsen ceased.

     The Company has authorized Madsen to respond fully to any inquiries of any new auditors hired by the Company relating to their engagement as the Company's independent accountant. The Company had requested that Madsen to review the disclosure and Madsen and was provided an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein.
Such letter is incorporated by reference to form 8k dated November 8, 2006 filed with SEC.

     The Company has not previously consulted with Pollard-Kelly Auditing Services, Inc., regarding either (i)the application of accounting principles to a specific completed or contemplated transaction; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or
(iii) a reportable event (as provided in Item 304(a)(iv)(B) of Regulation S-B) during the Company's fiscal years ended December 31, 2006 and December 31, 2005, and any later interim period, including the interim period up to and including the date the relationship with Madsen and ceased. Pollard-Kelly Auditing Services, Inc., has reviewed the disclosure required by Item 304 (a) before it was filed with the Commission and has been provided an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in response to Item 304. (b) Pollard-Kelly Auditing Services did not issue any letter.

REVIEW OF THE COMPANY'S AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005

     The Board of Directors met and held discussions with management and the independent auditors. Management represented to the Board of Directors that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Board of Directors reviewed and discussed the consolidated financial statements with management and the independent auditors. The Board of Directors also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU 380), as amended.

     In addition, the Board of Directors discussed with the independent auditors the auditors' independence from the Company and its management, and the independent auditors provided to the Board of Directors the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

     The Board of Directors discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Board of Directors met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, the evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

     Based on the reviews and discussions referred to above, the Board of Directors approved the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2005, for filing with the Securities and Exchange Commission.

AUDIT  FEES

     The aggregate fees billed by our auditors, for professional services rendered for the audit of the Company's annual financial statements for the years ended December 31, 2005 and 2004, and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB during the fiscal years were $10,500 and $11,500, respectively.

We estimate that the audit fees to be incurred by us with Pollard-Kelly Auditing Services, Inc., for fiscal 2005 and 2006 audit services to be approximately $10,000.


AUDIT-RELATED  FEES

     Our independent registered public accounting firm did not bill the Company for any other audit-related work during fiscal years ended December 31, 2004 or 2005, and subsequent interim period in 2006.

TAX  FEES

     Our independent registered public accounting firm did not bill the Company for tax related work during fiscal years ended December 31, 2005 or 2004 and subsequent interim period in 2006.

ALL  OTHER  FEES

     Our independent registered public accounting firm did not bill the Company for other services during fiscal years ended December 31, 2005 or 2004 and subsequent interim period in 2006.

REQUIRED  VOTE

     The ratification of the appointment of Pollard-Kelly Auditing Services, Inc., as the Company's independent registered accounting firm for the Fiscal year ending December 31, 2006, requires the affirmative vote of the holders of a majority of the shares of the Company's common stock. The Majority Shareholder will approve the appointment of Pollard-Kelly Auditing Services, Inc., at the Meeting, and as a result, no other shareholder action is requested or required.


THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF POLLARD-KELLY AUDITING SERVICES, INC. AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.



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                                             16
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                               PROPOSAL  NUMBER 4
                                OTHER  BUSINESS

       The Board of Directors of the Company does not know of any other matters that may be brought before the Meeting. However, should any additional matters properly come before the meeting, it is the intention of the Majority Shareholder to vote on such matters in accordance with their best judgment.
..

                       INTEREST OF CERTAIN PERSONS IN OR
                     OPPOSITION TO MATTERS TO BE ACTED UPON

     (a) No officer or director of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer or director of the Company, other than in connection with the granting of certain stock options.

     (b) No director of the Company has informed the Company that he intends to oppose the action taken by the Company set forth in this information statement.

                          PROPOSALS BY SECURITY HOLDERS

No security holder has requested the Company to include any proposals in this information statement.


                               PROXY  SOLICITATION

We do not need your proxy. Please do not send any proxy, since the Majority Shareholder has the vote to approve all action contemplated at the shareholder meeting.

                        ADDITIONAL  INFORMATION  AVAILABLE

The Company files an Annual Report on Form 10-KSB with the Securities and Exchange Commission. Stockholders may obtain a copy of this report (without exhibits), without charge, by writing to Corporate InterCare DX, Inc. 6201 Bristol Parkway, Culver City, California 90230

BY  ORDER  OF  THE  BOARD  OF  DIRECTORS

/s/  ANTHONY  C.  DIKE
----------------------
Anthony  C.  Dike,  MD,  Director

                                  EXHIBIT  99.1

                               STOCK  OPTION  PLAN
                                       OF
                                INTERCARE  DX,  INC.

      SECTION  1 - DESCRIPTION OF PLAN.   The Stock Option Plan (the "Plan"), of
      ---------------------------------
InterCare DX, Inc. (the "Company"), a corporation organized under the laws of the State of California. Under this Plan, key employees of the Company or any present and future subsidiaries of the Company to be selected as below set forth, may be granted options (the "Options") to purchase shares of the Common Stock, based on the average of the preceding 12 months fair-market value of the Company's Common Stock("Common Stock"). For purposes of this Plan, the term "subsidiary" mean any corporation 50% or more of the voting stock of which is owned by the Company or by a subsidiary (as so defined) of the Company. It is intended that the Options under this Plan will either qualify for treatment as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and be designated "Incentive Stock Options" or not qualify for such treatment and be designated "Non-qualified Stock Options".


      SECTION  2  -  PURPOSE  OF PLAN.   The purpose of the Plan and of granting
      --------------------------------
options to specified employees is to further the growth, development and financial success of the Company and its subsidiaries by providing additional incentives to certain key employees holding responsible positions by assisting them to acquire shares of Common Stock and to benefit directly from the Company's growth, development and financial success.

      SECTION  3  -  ELIGIBILITY.   The persons who shall be eligible to receive
      ---------------------------
grants of Options under this Plan shall be the directors, officers, key employees and consultants of the Company or any of its subsidiaries. A person who holds an Option is herein referred to as an "Optionee". More than one Option may be granted to any one Optionee, however no Optionee may be granted options to purchase an aggregate number of shares of Common Stock amounting to thirty percent (30%) or more of the total number of shares that may be issued pursuant to this Plan upon the exercise of Options granted hereunder.

      For Incentive Stock Options, the aggregate fair market value (determined at the time the Option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by any Optionee during any calendar year (under all Incentive Stock Option plans of the Company or any subsidiary which are qualified under Section 422 of the Code) shall not exceed $5,000,000.00 .

      SECTION  4  --  ADMINISTRATION.   The  Plan  shall  be  administered  by a
      -------------------------------
committee (the "Option Committee") to be composed of at least two "disinterested" (as such term is used in Rule 16b-3 promulgated under the
Securities Exchange Act of 1934) members of the Board of Directors of the Company (the "Board"). Members of the Option Committee shall be appointed, both initially and as vacancies occur, by the Board, to serve at the pleasure of the Board. The entire Board may serve as the Option Committee, if by the terms of this Plan all Board members are otherwise eligible to serve on the Option
Committee. No person may serve as a member of the Option Committee if such person (a) is eligible to receive an Option under the Plan or under any other plan of the Company entitling the participants to acquire Common Stock or stock options of the Company or any of its affiliates (other than plans excepted by Rule 16b-3(c)(2)), or (b) was so eligible at any time within the preceding one-year period. The Option Committee shall meet at such times and places as it determines and may meet through a telephone conference call. A majority of its members shall constitute quorum, and the decision of a majority of those present at any meeting at which a quorum is present shall constitute the decision of the Option Committee. A memorandum signed by all of its members shall constitute the decision of the Option Committee without necessity, in such event, for holding an actual meeting. The Option Committee is authorized and empowered to administer the Plan and, subject to the Plan, including the provisions of

Section 17, (i) to select the Optionees, to specify the number of shares of Common Stock with respect to which Options are granted to each Optionee, to specify the Option Price and the terms of the Options, and in general to grant Options; (ii) to determine the dates upon which Options shall be granted and the terms and conditions thereof in a manner consistent with this Plan, which terms and conditions need not be identical as to the various Options granted; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules relating to the Plan (v) to accelerate the time during which an Option may be exercised, notwithstanding the provisions of the Option Agreement (as defined in Section
12) stating the time during which it may be exercised; (vi) to accelerate the date by which any unexercised but vested portion of an Option terminates, thereby requiring the Optionee to exercise the vested unexercised portion of such Option or forfeit it, but in no event shall such date be less than two (2) weeks later than the date the Optionee is informed of such acceleration; and
(vii) to determine the rights and obligations of participants under the Plan. The interpretation and construction by the Option Committee of any provision of the Plan or of any Option granted under it shall be final. No member of the Option Committee shall be liable for any action or determination made in good faith with respect to the Plan of any Option granted under it.

     SECTION  5 -- SHARES SUBJECT TO THE PLAN.   The aggregate  number of shares
      -----------------------------------------
of Common Stock which may be purchased pursuant to the exercise of Options (whether Incentive Stock Options or Non-qualified Stock Options) granted under the Plan shall not exceed 5,000,000 shares. Upon the expiration or termination for any reason of an outstanding Option which shall not have been exercised in full or upon the repurchase by the Company of shares of Common Stock issued pursuant to rights of repurchase, any shares of Common Stock then remaining unissued which shall have been reserved for issuance upon such exercise or which shall have been repurchased shall again become available for the granting of additional Options under the Plan.

      SECTION 6 -- OPTION PRICE.  Expect as provided in Section 11, the purchase
      --------------------------
price per share (the "Option Price") of the shares of Common Stock underlying each Option shall be not less than the fair market value of such shares on the date of granting of the Option. Such fair market value shall be determined by the Option Committee on the basis of reported closing sales price on such date or, in the absence of reported sales price on such date, on the basis of the average of reported closing bid and asked prices on such date. In the absence of either reported sales price or reported bid and asked prices, the Option Committee shall determine such market value on the basis of the best available evidence.

      SECTION  7  --  EXERCISE  OF OPTIONS.   Subject to all other provisions of
      -------------------------------------
this Plan, each Option shall be exercisable for the full number of shares of Common Stock subject thereto, or any part thereof, in such installments and at such intervals as the Option Committee may determine in granting such Option, provided that (i) each Option shall become fully exercisable no later than five
(5) years from the date the Option is granted, (ii) the number of shares of Common Stock subject to each Option shall become exercisable at the rate of at least 20% per year each year until the Option is fully exercisable, and (iii) no option may be exercisable subsequent to its termination date. Each Option shall terminate and expire, and shall no longer be subject to exercise, as the Option Committee may determine in granting such Option, but in no event later than ten years after the date of grant thereof. The Option shall be exercised by the Optionee by giving written notice to the Company specifying the number of shares to be purchased and accompanied by payment of the full purchase price therefor in cash, by check or in such other form of lawful consideration as the Board may approve from time to time, including, without limitation and in the sole discretion of the Board, the assignment and transfer by the Optionee to the Company of outstanding shares of the Company's Common Stock theretofore held by Optionee.

      SECTION 8 -- ISSUANCE OF COMMON STOCK.   The Company's obligation to issue
      --------------------------------------
shares of its Common Stock upon exercise of an Option granted under the Plan is expressly conditioned upon the completion by the Company of any registration or other qualification of such shares under any state and/or federal law or ruling
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or  regulations  or  the  making of such investment or other representations and undertakings by the Optionee (or his or her legal representative, heir or legatee, as the case may be) in order to comply with the requirements of any exemption from any such registration or other qualification of such shares which the Company in its sole discretion shall deem necessary or advisable. Such required representations and undertakings may include representations and agreements that such Optionee (or his or her legal representative, heir or legatee): (a) is purchasing such shares for investment and not with any present intention of selling or otherwise disposing thereof; and (b) agrees to have a legend placed upon the face and reverse of any certificates evidencing such shares (or, if applicable, and appropriate data entry made in the ownership records of the Company) setting forth (i) any representations and undertaking which such Optionee and undertaking which such Optionee has given to the Company or a reference thereof, and (ii) that, prior to effecting any sale or other disposition of any such shares, the Optionee must furnish to the Company an opinion of counsel, satisfactory to the Company and its counsel, to the effect that such sale or disposition will not violate the applicable requirements of state and federal laws and regulatory agencies. The Company will make a reasonable good faith effort to comply with such state and/or federal laws, rulings or regulations as may be applicable at the time the Optionee (or his or her legal representative, heir or legatee, as the case may be) wishes to exercise an Option, provided that the Optionee (or his or her legal representative, heir or legatee) also makes a reasonable good faith effort to comply with said laws, rulings and regulations; however, there can be no assurance that either the Company or the Optionee (or his or her legal representative, heir or legatee), each in the respective exercise of their reasonable good faith business judgment, will in fact comply with said laws, ruling and regulations.

      SECTION  9  --  NONTRANSFERABILITY.   No  Option  shall  be  assignable or
      -----------------------------------
transferable, except that an Option may be transferable by will or by the laws of descent and distribution or pursuant to qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, provided such Option explicitly so provides. During the lifetime of an Optionee, any Option granted to him or her shall be exercisable only by him or her. After the death of an Optionee, the Option granted to him (if so transferable) may be exercised, prior to its termination, only by his or her legal representative, his legatee or a person who acquired the right to exercise the Option by reason of the death of the Optionee.

      SECTION  10  -- RECAPITALIZATION, REORGANIZATION, MERGER OR CONSOLIDATION.
      --------------------------------------------------------------------------
If the outstanding shares of Common Stock of the Company are increased, decreased, or exchanged for different securities through reorganization, merger, consolidation, recapitalization, reclassification, stock split, stock dividend or like capital adjustment, a proportionate adjustment shall be made (a) in the aggregate number of shares of Common Stock which may be purchased pursuant to the exercised of Options granted under the Plan, as provided in Section 5, and
(b) in the number, price, and kind of shares subject to any outstanding Option granted under the Plan.

      Upon the dissolution or liquidation of the Company or upon any reorganization, merger, or consolidation in which the Company does not survive or in which the equity ownership of the Company prior to such transaction represents less than 50% of the equity ownership of the Company subsequent to the transaction, the Plan and each outstanding Option shall terminate; provided that the Company will give written notice thereof each Optionee at least thirty
(30) days prior to the date of such dissolution, liquidation, reorganization, merger or consolidation, and in such event (a) the Company may, but shall not be obligated to, with respect to each Optionee who is not tendered an option by the surviving corporation in accordance with all of the terms of provision (b) immediately below, grant the right, until ten days before the effective date of such dissolution, liquidation, reorganization, merger or consolidation, to exercise, in whole or in part, any unexpired Option or Options issued to him or her, without regard to the surviving entity.

      SECTION  12  --  OPTION  AGREEMENT.  Each  Option  granted  under the Plan
      -----------------------------------
shall   be   evidenced   by   a  written  stock  option  agreement  executed  by
                                             20
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the  Company  and accepted  by  the Optionee,  which  (a)  shall contain each of the provisions and agreements herein specifically required to be contained therein, (b) shall contain terms and conditions permitting such Option to qualify for treatment as an incentive stock option under Section 422 of the Code if the Option is designated an Incentive Stock Option,
(c) may contain the agreement of the Optionee to resell any Common Stock issued pursuant to the exercise of Options granted under the Plan to the Company (or its assignee) for the Option Price of such Options to the extent any vesting restrictions apply to such Common Stock, or for the then fair market value of such Common Stock if no such restrictions then apply,
(d)  may   contain   the   agreement   of  the  Optionee  granting  a  right  of
first refusal to the Company (or its assignee) on transfers of Common Stock no subject to vesting restrictions, and (e) may contain such other terms and
conditions   as  the  Option   Committee  deems  desirable  and  which  are  not
inconsistent   with  the  Plan.  With  regard  to  agreements  of  the  Optionee contemplated by items (c) and (d) of the previous sentence, the Company's rights pursuant to a right of first refusal and, notwithstanding any other termination provisions, the Company's right to repurchase vested shares shall terminate upon the closing of the first sale of the Common Stock of the Company to the public pursuant to a registration statement filed with, and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, with gross proceeds to the Company as seller of not less than $7.5 million
before   deducting   underwriting   commissions,  or  upon  the  liquidation  or
dissolution  of  the  Company.

      SECTION  13 -- RIGHTS AS A SHAREHOLDER.  An Optionee or a transferee of an
      ---------------------------------------
Option shall have no rights as a shareholder with respect to any shares covered by this Option until exercise thereof, except that each Optionee shall have the right to receive a copy of the Company's audited financial statements (if available) no later than 120 days following the end of each fiscal year of the Company. No adjustment shall be made for dividends (Ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights of which the record date is prior to the exercise date, except as expressly provided in Section 10.

      SECTION 14 -- TERMINATION OF OPTIONS.   Each Option granted under the Plan
      -------------------------------------
shall set forth a termination date thereof, which date shall be not later than ten years from the date such Option is granted. In any event all Options shall terminate an expire upon the first to occur of the following events:

     (a) the expiration of three months from the date of an Optionee's termination of employment (other than by reason of death), except that if an Optionee is then disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of one year from the date of such Optionee's termination of employment; or

     (b) the expiration of one year from the date of the death of an Optionee if his or her death occurs while he or she is, or not later than three months after he or she has ceased to be, employed by the Company or any of its subsidiaries in a capacity in which he or she would be eligible receive grants of Options under the Plan; or

     (C)  the  termination  of  the  Option  pursuant to Section 10 of the Plan.

      The termination of employment of an Optionee by death or otherwise shall not accelerate or otherwise affect the number of shares to which an Option may be exercised and such Option may only be exercised with respect to that number of shares which could have been purchased under the Option had the Option been exercised by the Optionee on the date of such termination.

      SECTION  15 -- WITHHOLDING OF TAXES.   The Company may deduct and withhold
      ------------------------------------
from the wages, salary, bonus and other compensation paid by the Company to the Optionee the requisite tax upon the amount of taxable income, if any, recognized by the Optionee in connection with the exercise in whole or in part of any Option or the sale of Common Stock issued to the Optionee upon exercise of the Option, all as may be required from time to time under any federal or state laws and regulations. This withholding of tax shall be required from time to time
                                             21
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under  any  federal  or state tax laws and regulations.  This withholding of tax shall be made from the Company's concurrent or next payment of wages, salary, bonus or other income to the Optionee or by payment to the Company by the Optionee of required withholding tax, as the Option Committee may determine.

      SECTION  16  -- EFFECTIVENESS AND TERMINATION OF PLAN.   The Plan shall be
      ------------------------------------------------------
effective  on  the  date on which it is adopted by the Board; provided, however,
(a) the Plan shall be approved by the shareholders of the Company within 12 months of such date of adoption by the Board, (b) no Option shall be exercised pursuant to the Plan until the Plan has been approved by the shareholders of the Company, and (c) no Option may be granted hereunder on or after that date which is ten years form the effective date of the Plan. The Plan shall terminate when all Options granted hereunder either have been fully exercised, and all shares of Common Stock which may be purchased pursuant to the exercise of such Options have been so purchased, or have expired; provided, however, that the Board may in its absolute discretion terminated the Plan at any time. No such termination, other than as provided for in Section 10 hereof, shall in any way affect any Option then outstanding.

      SECTION 17 -- AMENDMENT OF PLAN. The Board may (a) make such changes in the terms and conditions of granted Options as it deems advisable, provided each Optionee affected by such change consents thereto, and (b) make such amendments to the Plan as it deems advisable. Such amendments and changes shall include, but not be limited to, acceleration of the time at which an Option may be exercised, but may not, without the written consent or approval of the holders of a majority of that voting stock of the Company which is represented and is entitled to vote at a duly held shareholders meeting (a) increase the maximum number of shares subject to Options, except pursuant to Section 10 of the Plan
(b) decrease the Option Price requirement contained in Section 6 (except as contemplated by Section 11) of the Plan (c) change the designation of the class of employees eligible to receive Options (d) modify the limits set forth in
Section 3 of the Plan regarding the value of Common Stock for which any Optionee may be granted Options, unless the provisions of Section 422(d) of the Code are likewise modified or (e) in any manner materially increased the benefits accruing to participants under the Plan.

BE  IT  RESOLVED:

     The terms and conditions of this Stock Option Plan are accepted by the Corporation on this 5st day of February 2007.


/S/  ANTHONY  C.  DIKE
-------------------------
Anthony  C.  Dike
Director                             SEAL























                                             22
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                                    EXHIBIT  99.2

                            STOCK  OPTION  AGREEMENT

AGREEMENT,  made  this  ____  day  of  ______,  2005,  by  and   between
InterCare  DX,  Inc.,  a  California  corporation, hereinafter  referred  to  as
the  "Company" and             ,  an  individual,  hereinafter  referred  to  as
the  "Optionee".

                                   WITNESSETH:

WHEREAS, pursuant to the resolution adopted by the Board of Directors of the Company, the Company has entered into a Employment Agreement with the Optionee and, pursuant to the Agreement, the Company has agreed to grant to the Optionee an Option to purchase shares of common stock of the Company at the prices per share hereinafter set forth, such option to be for the term and upon the terms and conditions hereinafter stated;

NOW THEREFORE, in good consideration of the promises, the mutual covenants herein contained and other good and valuable consideration, the parties hereto agree as follows:

1.     OPTION.  The  Company  hereby grants to the Optionee the right and option
       -------
(hereinafter referred to as the "Option") to purchase all or any part of an aggregate of _______ shares of common stock of the Company (hereinafter referred to as the "Shares") on the terms and conditions herein set forth.

2.     TERM.  The  term  of the Option shall commence on the January 1, 2007 and
       -----
shall expire Sixty (60) months from such date on September 1, 2012, save and except that upon termination of the Agreement, the Option granted herein shall cease and expire ninety (90) days from the date of terminating the Agreement.

3.         PURCHASE  PRICE.  The  purchase  price  of  the  Option  shall  be
           ----------------
______dollars ($XXXX.) the receipt and sufficiency of which is hereby acknowledged. The Optionee has the right to purchase Shares in accordance with the 2005 Stock Option Plan, which purchase price shall be payable in full, in cash or note, upon exercise of the Option in accordance with the terms and conditions here provided.

4. SECURITIES TO BE REGISTERED. Both the Option and the Shares covered by the Option shall be "registered securities" as defined for the General Rules and Regulations under the Securities Act of 1933, as amended (the "Act").

5. EXERCISE. The Option shall be exercisable in whole or in part at any time and from time to time during the term of the Option by written notice delivered to the Company at 900 Wilshire Boulevard, Suite 500, Los Angeles, California 90017. The notice shall state the number of Shares with respect to which the Option is being exercised, shall contain a representation and agreement by the Optionee in form and substance substantially as set forth in the Notice of Exercise, shall be signed by the Optionee and shall be accompanied by payment. The Option shall not be exercised at any time when its exercise or the delivery of the Shares referred to in the notice would be a violation of any law, governmental regulation or ruling. The Option shall be exercisable only by the Optionee.

6. ASSIGNMENT AND TRANSFER. The Option and the rights and obligations of parties hereunder shall inure to the benefit of and shall be binding upon their successors and assigns.

7. OPTIONEE AS SHAREHOLDER. Optionee shall have all rights as a shareholder with respect to the Shares covered by the Option on and subsequent to the date of issuance of a stock certificate or stock certificates to it. Adjustments will be made for dividends or other rights with respect to which the record date is on or subsequent to the date such stock certificates were issued.

8. ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE. In the event of a change in the capital structure of the Company as a result of any stock dividend, stock split, combination or reclassification of shares, recapitalization or consolidation of, the number of shares covered by the Option shall be appropriately adjusted to ensure the same absolute benefit to the Optionee.

9. NOTICES. All notices required or permitted to be given under this Agreement shall be sufficient if in writing and delivered or sent by registered or certified mail to the principal office of each party.

10. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

IN WITNESS WHEREOF, the parties have executed this instrument on the day and year first written above.


ATTEST:
INTERCARE  DX,  INC.



By:  /S/  ANTHONY  C.  DIKE
     ----------------------

ANTHONY  C.  DIKE
DIRECTOR
CHAIRMAN  OF  OPTION  COMMITTEE












































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